SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




        Date of report (Date of earliest event reported): August 20, 1997


                            Kinnard Investments, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



        0-9377                                             41-0972952
(Commission File Number)                            (I.R.S. Identification No.)

                             920 Second Avenue South
                          Minneapolis, Minnesota 55402
               (Address of Principal Executive Offices; Zip Code)


                                 (612) 370-2700
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 4.  Changes in Registrant's Certifying Accountant.


         (a) See Forms 8-K, 8-K/A (No. 1) and 8-K/A (No. 2) with report date of June 30, 1997.

         (b) Upon the recommendation of its Audit Committee, the Board of Directors of the Registrant on August 20, 1997 engaged KPMG Peat Marwick LLP as independent accountants to audit the Registrant's financial statements.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           KINNARD INVESTMENTS, INC.


                                           By /s/ Daniel R. Sass
                                              Daniel R. Sass
                                              Chief Financial Officer

Date:  August 22, 1997